Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of March 31, 2025 by and among DISTRIBUTION SOLUTIONS GROUP, INC., a Delaware corporation (formerly known as Lawson Products, Inc., the “Company”), each other Borrower under the Existing Credit Agreement (as defined below), the other Loan Parties under the Existing Credit Agreement, the Lenders (as defined below) signatory hereto and JPMorgan Chase Bank, N.A., as the Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement, dated as of April 1, 2022, by and among the Company, the other Loan Parties party thereto, the financial institutions from time to time party thereto as lenders (the “Lenders”) and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time immediately prior to the Fourth Amendment Effective Date (as defined below), the “Existing Credit Agreement”, and as further amended by this Amendment, the “Credit Agreement”).

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1. Defined Terms. Unless otherwise noted, capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

2. Amendments to the Existing Credit Agreement. As of the Fourth Amendment Effective Date, the parties hereto agree that the Existing Credit Agreement is hereby amended as follows (with the parties hereto agreeing to give deemed effect to the amendments described in clauses (a) and (b) below as of January 1, 2025):

(a) The first sentence of Section 3.17 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“No Loan Party is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Borrowing or Letter of Credit hereunder will be used to buy or carry any Margin Stock in violation of the provisions of Regulation U or Regulation X.”

(b) Section 6.08(a)(v) is hereby amended and restated in its entirety as follows:

“(v) the Company may make Restricted Payments not otherwise permitted to be made by this Section 6.08 in an aggregate amount not to exceed $25,000,000 during any fiscal year of the Company so long as, in each case, all of the following conditions are satisfied: (x) no Default shall exist immediately prior to or immediately after giving effect to any such Restricted Payment, and (y) after giving effect to such Restricted Payment and any Indebtedness incurred or assumed in connection therewith, on a pro forma basis, the Company is in compliance with the covenants set forth in Section 6.12 (without giving effect to any applicable Total Net Leverage Ratio Adjustment); provided that any Restricted Payment made in reliance on this clause (v) shall not be included in the foregoing dollar limitation if, after giving effect to such Restricted Payment and any Indebtedness incurred or assumed in connection therewith (including on a pro forma basis), the Total Net Leverage Ratio is not greater than the lesser of (A) 2.5 to 1.00 and (B) the ratio that is 0.5 to 1.00 lower than the maximum Total Net Leverage Ratio permitted under Section 6.12.”

3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date on which such conditions precedent are satisfied (or waived by the Administrative Agent and the Required Lenders), the “Fourth Amendment Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Amendment duly executed by (i) each Borrower and each other Loan Party, (ii) the Required Lenders and (iii) the Administrative Agent;

(b) immediately after giving effect to this Amendment, the representations and warranties contained in Article III of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) as of such earlier date;

(c) immediately after giving effect to this Amendment, no Default or Event of Default shall exist; and

(d) the Administrative Agent shall have received all costs, fees, and all reasonable and documented out-of-pocket expenses (including, without limitation, legal fees and expenses for which invoices have been presented three (3) Business Days (or such shorter period as may be agreed upon by the Company) prior to the Fourth Amendment Effective Date) due and payable to the Administrative Agent or any Lender in connection with this Amendment and the other Loan Documents on or prior to the Fourth Amendment Effective Date.

4. Reference to and Effect on the Credit Agreement; Reaffirmation.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.

(b) Except as specifically amended above, the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. Each Loan Party hereby (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of any Loan Party arising under or pursuant to the Credit Agreement or the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and all filings made with a Governmental Authority in connection therewith. This Amendment is not intended to and shall not constitute a novation of the Existing Credit Agreement or any of the Obligations or Secured Obligations.

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(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement, the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a Loan Document.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

6. Execution. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall be deemed to constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment. For the avoidance of doubt, the provisions of Section 9.06(b) of the Credit Agreement shall apply to this Amendment.

7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DISTRIBUTION SOLUTIONS GROUP, INC. (formerly known as Lawson Products, Inc.), as the Company and as a Borrower

By:	/s/ Ronald Knutson
Name:	Ronald Knutson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

LAWSON PRODUCTS, INC., as a Borrower

By:	/s/ Ronald Knutson
Name:	Ronald Knutson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

BARON DIVESTITURE COMPANY, as a Borrower

By:	/s/ Ronald Knutson
Name:	Ronald Knutson
Title:	Vice President and Treasurer

LAWSON PRODUCTS CANADA INC., as a Borrower

By:	/s/ Ronald Knutson
Name:	Ronald Knutson
Title:	Vice President, and Treasurer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

THE BOLT SUPPLY HOUSE LTD., as a Borrower

By:	/s/ Ronald Knutson
Name: Ronald Knutson
Title: Senior Vice President, and Treasurer

GS OPERATING, LLC, as a Borrower

By:	/s/ Robert Connors
Name: Robert Connors
Title: President

TESTEQUITY LLC, as a Borrower

By:	/s/ Russell S. Frazee
Name: Russell S. Frazee
Title: President

301 HW OPUS HOLDINGS, INC., as a Subsidiary Guarantor

By:	/s/ Robert Connors
Name: Robert Connors
Title: President

TESTEQUITY ACQUISITION, LLC, as a Subsidiary Guarantor

By:	/s/ Russell S. Frazee
Name: Russell S. Frazee
Title: President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

INTERWORLD HIGHWAY, LLC, as a Subsidiary Guarantor

By:	/s/ Russell S. Frazee
Name: Russell S. Frazee
Title: President

HIS COMPANY, INC., as a Subsidiary Guarantor

By:	/s/ Mark Riordan
Name: Mark Riordan
Title: Secretary and Chief Financial Officer

S&S AUTOMOTIVE, LLC, as a Subsidiary Guarantor

By:	/s/ Ronald Knutson
Name: Ronald Knutson
Title: Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

JPMORGAN CHASE BANK, N.A., individually as the Administrative Agent and as a Lender

By:	/s/ Brian Ward
Name: Brian Ward
Title: Authorized Officer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Robert L. Knowles
Name: Robert L. Knowles
Title: Sr. Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert Corder
Name: Robert Corder
Title: Senior Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nick Nazarian
Name: Nick Nazarian
Title: Senior Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

TD BANK, N.A., as a Lender

By:	/s/ Peter Echausse
Name: Peter Echausse
Title: Managing Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

CIBC BANK USA, as a Lender

By:	/s/ Scott Williams
Name: Scott Williams
Title: Associate Managing Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

REGIONS BANK, as a Lender

By:	/s/ Michael Kempel
Name: Michael Kempel
Title: Managing Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Benjamin Lucas
Name: Benjamin Lucas
Title: Duly Authorized Signatory

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian Troszak
Name: Brian Troszak
Title: Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

COMERICA BANK, as a Lender

By:	/s/ Megan Mullinnix
Name: Megan Mullinnix
Title: VP

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

FIRST HORIZON BANK, as a Lender

By:	/s/ Matthew Lewis
Name: Matthew Lewis
Title: Senior Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Toby B Rau
Name: Toby B Rau
Title: Managing Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

FLAGSTAR BANK, N.A., as a Lender

By:	/s/ Brian Horgan
Name: Brian Horgan
Title: Senior Portfolio Manager

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.

BOKF, NA d/b/a BANK OF TEXAS, as a Lender

By:	/s/ Cody Kiser
Name: Cody Kiser
Title: SVP, Corporate Banking Manager

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Distribution Solutions Group, Inc.